SCHEDULE 14A INFORMATION

	  Proxy Statement Pursuant to Section 14(a) of the Securities
			     Exchange Act of 1934


Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[x] Preliminary proxy statement

[ ] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

		 THE UNITED KINGDOM FUND INC.
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	       (Name of Registrant as Specified in Its Charter)


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		  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transactions applies:

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(3)      Per unit price or other underlying value of transaction computed
	 pursuant to Exchange Act Rule 0-11:

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(4)      Proposed maximum aggregate value of transaction:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, schedule or registration statement no.:

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(4)      Date filed:

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		       THE UNITED KINGDOM FUND INC.


		 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
		       TO BE HELD SEPTEMBER 19, 1995


To the Stockholders of
  The United Kingdom Fund Inc.:

     The annual meeting of the stockholders of The United Kingdom Fund Inc. will be held on Tuesday, September 19, 1995 at 10:00 a.m., New York City time, at 277 Park Avenue, Third Floor, New York, New York for the following purposes:

	 1.  To elect directors.

	 2. To ratify or reject the selection of Ernst & Young LLP as independent accountants for the Fund for the fiscal year ending March 31, 1996.

	 3. To amend and restate the charter to convert the Fund from a closed-end investment company to an open-end investment company.

	 4. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on July 5, 1995 will be entitled to vote at the meeting.

					By order of the Board of Directors,



					STEVEN W. GOLANN
					Secretary


New York, N.Y.
July 14, 1995

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YOUR VOTE IS IMPORTANT. IT IS REQUIRED THAT THE HOLDERS OF MORE THAN 50% OF
THE OUTSTANDING SHARES BE REPRESENTED IN PERSON OR BY PROXY AT THIS
MEETING. IN ADDITION, THE PROPOSAL TO OPEN-END THE FUND REQUIRES A FAVORABLE VOTE OF THE HOLDERS OF TWO-THIRDS OF THE FUND'S OUTSTANDING SHARES. YOU ARE URGED TO SPECIFY YOUR CHOICE AND SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU
DO ATTEND.  NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
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	      (This page has been left blank intentionally.)


		       THE UNITED KINGDOM FUND INC.
			      245 Park Avenue
			     Thirteenth Floor
			 New York, New York 10167

			       ------------
		       P R O X Y  S T A T E M E N T
			       ------------


     This proxy statement is furnished to stockholders of The United Kingdom Fund Inc. (the "Fund") in connection with the solicitation of proxies for the Annual Meeting of Stockholders of the Fund to be held at 10:00 a.m. on Tuesday, September 19, 1995 at 277 Park Avenue, Third Floor, New York, New York in accordance with the attached notice of meeting. It is expected that this proxy statement and the accompanying form of proxy will be mailed to stockholders of the Fund on July 14, 1995, or as soon as possible thereafter.

     The solicitation of the accompanying form of proxy is made on behalf of the Board of Directors of the Fund (the "Board of Directors"). Revocation of any proxy may be effected orally at the meeting prior to voting or by notice in writing to the Secretary of the Fund provided the notice is received by the Secretary prior to voting. Each valid proxy received in time will be voted at the meeting in favor of Proposals 1 and 2 and against Proposal 3 or, if a contrary choice is specified on the proxy, will be voted in accordance with the specification. It is required that holders of more than 50% of the outstanding shares be represented in person or by proxy at this meeting. Proposals 1 and 2 concerning the election of directors and the ratification of accountants require the favorable vote of the holders of a majority of the Fund's outstanding shares, while Proposal 3 concerning the possible open-ending of the Fund requires the favorable vote of the holders of two-thirds of the Fund's outstanding shares.

     There were 4,011,655 shares of common stock of the Fund outstanding on the record date, July 5, 1995. Each of these shares will be entitled to one noncumulative vote. If a stockholder participates in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), any proxy given by the stockholder will also govern the voting of all shares held for the stockholder's account under the Plan, unless contrary instructions are received by The Bank of New York, as agent under the Plan.

     The Fund will furnish to shareholders upon request and without charge a copy of its annual report (and the most recent quarterly report succeeding the annual report, if available). To obtain a copy of these reports, call toll free 1-800-543-6217 or write to the Fund's transfer agent, The Bank of New York, Shareholder Relations Dept. - 11E, P.O. Box 11258, Church Street Station, New York, New York, 10286.

				PROPOSAL 1
			   Election of Directors

     Eight directors are to be elected for the ensuing year and until their successors have been elected and have qualified. The names of the persons nominated for election as directors, their principal occupations and other directorships and their previous occupations during the past five years are set forth below.

     Except where a stockholder has indicated that he does not wish his proxy to be voted for all nominees or for any particular nominee or nominees, it is intended that the proxies received in the accompanying form will be voted for the election of all such nominees, all of whom are currently directors. Each of the directors has indicated his willingness to serve for the ensuing term. If for any reason any of the nominees shall become unavailable for election, discretionary authority may be exercised by the persons named in the proxy to vote for substitute nominees proposed by the Board of Directors.


				      Number of Shares of
				      Common Stock Owned     Date of
    Name, Principal Occupations       Owned Beneficially   Election to
    and Other Directorships and              as of           Board of
	Previous Occupations            June 1, 1995***      Directors    Age
    ----------------------------      -------------------  -----------    ---

+     Anthony M. Solomon,                    1,000           June 1987     75
	Chairman of the Board
	Chairman, The Europe Fund,
	Inc.; Director: Health
	Science Properties, Inc.,
	since 1994;  Adviser:
	Banca Commerciale Italiana,
	Blackstone Group; previously,
	Chairman, S.G. Warburg
	(U.S.A.) Inc., President,
	Federal Reserve Bank of New
	York, Director, S.G.
	Warburg Group plc (investment
	banking), Boards of Overseers:
	Teachers Insurance and Annuity
	Association and College
	Retirement Equities Fund,
	until 1994, Syntex Corporation,
	until 1994

++++  George F. Bennett                      25,126         June 1987     83
	Director:  Gefinor S.A., The
	Europe Fund, Inc.; Chairman,
	Capital Trust Ltd.; previously,
	Chairman, President and Chief
	Executive Officer, State
	Street Research & Management
	Co., Chairman and/or President
	of various State Street investment
	funds and affiliated companies
	(investment management) and
	Trustee of Met Life - State
	Street investment funds;
	Director, Warburg Investment
	Management International Ltd.

++++++Livio Borghese                         5,000         June 1987     56
      Chairman, Curtis Industries
	Incorporated (wholesale
	industrial distributor);
	Director: Revco D.S. Inc.
	(drug store chain), OMI Corp.
	(ocean shipping company); The
	Noel Group (operating and
	holding company); previously,
	Chairman, International Investment
	Banking, Prudential Securities

**    Sir Arthur Bryan                        1,000         June 1987     72
	Director: The Europe Fund, Inc.,
	Friends' Provident Life Office,
	The Rank Organization plc;
	previously, Lord Lieutenant
	of Staffordshire, Chairman and
	Managing Director, Josiah
	Wedgwood & Sons Ltd.
	(manufacturers of fine china
	and crystal), Director, JCB Inc.
	of America

*     Peter Stormonth Darling                   0           June 1994     62
	Chairman, Warburg Investment
	Management International Ltd.;
	Director, consultant and former
	Chairman, Mercury Asset
	Management Group plc;
	Chairman: Mercury European
	Privatisation Trust plc,
	The First Hungary Fund;
	Director:  Warburg Asset
	Management Canada, Ltd.,
	Scottish Equitable Life
	Assurance Society, Scottish
	Hydro-Electric plc, The Europe
	Fund, Inc., Deltec Panamerica
	S.A., Mercury Selected Trust
	and other Mercury-advised Funds;
	previously, Director, The Orion
	Insurance Company plc

++++++++Leon Levy                             500          June 1987     69
	  General Partner, Odyssey
	  Partners, L.P. (private
	  investors); Chairman,
	  Avatar Holdings, Inc.,
	  Oppenheimer Mutual Funds;
	  Director: The Europe Fund,
	  Inc. and various Mercury and
	  other investment funds;
	  previously, Chairman,
	  Oppenheimer Management
	  Corporation, Director: Mercury
	  Asset Management Group plc,
	  until 1994, Long Lake Energy
	  Corporation

**      J. Murray Logan                      1,000        April 1990     60
	  Vice President and Chairman of
	  Investment Policy Committee,
	  Rockefeller & Co., Inc. (investment
	  management); General Partner,
	  various Rockefeller & Co., Inc.
	  related partnerships; Director:
	  Mercury Selected Trust (SICAV),
	  The Europe Fund, Inc., World Trust
	  Fund (SICAV); previously, Trustee
	  and Chairman, Committee for
	  Investments, The Johns Hopkins
	  University

**      James S. Martin                         0           June 1989     59
	  Director: The Europe Fund, Inc.;
	  previously Executive Vice
	  President, Chief Investment
	  Officer and Trustee, College
	  Retirement Equities Fund,
	  until March, 1995

- ---------------------------
+ Mr. Solomon is not an "interested" director because his affiliations with S.G. Warburg Group plc and S.G. Warburg (U.S.A.) Inc., (now known as S.G. Warburg & Co. Inc.), affiliates of the Fund's Investment Manager and Investment Adviser, ended in 1991 when he resigned his positions with those entities.

++++ Mr. Bennett is not an "interested" director because his affiliation with Warburg Investment Management International Ltd., the Fund's Investment Adviser, ended when he resigned as a director of that company in 1993. Mr. Bennett also previously had a consulting arrangement with Mercury Asset Management Group plc, an affiliate of the Fund's Investment Manager and Investment Adviser, pursuant to which he received $5,000 from that company for the six months ended August 30, 1992.

++++++ As of June 19, 1995, Mr. Borghese owned 229,614 shares of The Bear Stearns Companies Inc., the parent of the Fund's administrator, Bear Stearns Fund Management Inc., as well as 30,000 shares short against the box of The Bear Stearns Companies Inc.

++++++++Mr. Levy is not an "interested" director because his affiliation with Mercury Asset Management Group plc, an affiliate of the Fund's Investment Manager and Investment Adviser, ended in January 1995 when he sold all of his shares of that entity.

* An "interested person" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Darling is an "interested" director because he owns beneficially 127,834 shares of Mercury Asset Management Group plc, an affiliate of the Fund's Investment Manager and Investment Adviser, with sole voting and investment power, and 499,000 options to purchase such shares as well as 2,146 shares of S.G. Warburg Group plc, an affiliate of the Fund's Investment Manager and Investment Adviser, with sole voting and investment power. Mr. Darling is also an "interested" director because he is chairman of Warburg Investment Management International, Ltd., the Fund's Investment Adviser.

**      A member of the Audit Committee of the Board of Directors.

*** All shares listed in this table are owned with sole voting and investment power.

     During the fiscal year ended March 31, 1995, four meetings of the Board of Directors were held. Each director attended 75% or more of the total number of meetings of the Board of Directors and the committees on which he served.

     The Audit Committee is responsible for (1) reviewing with the independent accountants the scope and results of their examination of the financial statements of the Fund, changes in accounting practices or auditing standards, and any other matters the Committee may determine; (2) recommending to the Board of Directors each year independent accountants to examine the financial statements of the Fund; and (3) reporting to the Board of Directors with respect to the foregoing. The Audit Committee held two meetings during the past fiscal year. At the present time, the Board of Directors has no compensation or nominating committees, or other committees performing similar functions.

     No officer or director of the Fund received aggregate remuneration from the Fund of over $60,000 during the fiscal year ended on March 31, 1995. The officers received no remuneration from the Fund. Each director who is not an interested person (as defined in the 1940 Act) received from the Fund an annual fee of $7,500 for the fiscal year ended on March 31, 1995, except Mr. Solomon, who received a fee of $12,500 for serving not only as a director but also as the Chairman of the Board. All directors were entitled to receive any out-of-pocket travel expenses for attendance at meetings. During the past fiscal year, all directors as a group received aggregate remuneration amounting to $50,000.


			  1994 Compensation Table


					   Pension or      Total Compensation
			  Aggregate    Retirement Benefits    From Fund and
			Compensation     Accrued As Part      Fund Complex*
   Name and Position      From Fund     of Fund Expenses   Paid to Directors
   -----------------    ------------   ------------------- -----------------

Anthony M. Solomon
  Chairman of the Board     $12,500            None           $29,500
George F. Bennett
  Director                    7,500            None            19,500
Livio Borghese
  Director                    7,500            None             7,500
Sir Arthur Bryan
  Director                    7,500            None            19,500
Peter Stormonth Darling
  Director                     None            None              None
Leon Levy
  Director                     None            None              None
J. Murray Logan
  Director                    7,500            None            19,500
James S. Martin
  Director                    7,500            None            19,000

- --------------------------
* The Fund Complex includes two funds: the Fund and The Europe Fund, Inc.

     The executive officers of the Fund are:

						   Principal Occupation
   Name and Age         Position with Fund          During Past 5 Years
   ------------         ------------------         --------------------

Richard Oldfield, 39   President                Director, Mercury Asset
						Management plc; Managing
						Director, Warburg Investment
						Management International Ltd.;
						previously, Vice Chairman,
						Warburg Asset Management


Steven W. Golann, 51   Vice President and       Director, Warburg Investment
		       Secretary                Management International Ltd.;
						previously, Managing Director,
						Wertheim Philippe
						International


James M. Donald, 34    Vice President,          Vice President, Warburg
		       Treasurer and Assistant  Investment Management
		       Secretary                International Ltd.;
						previously, Vice President and
						Senior Officer, Warburg
						Investment Management Canada
						Ltd., Fund Manager, Mercury
						Asset Management plc

     Mr. Oldfield's beneficial securities holdings (with sole voting and investment power) in affiliates of the Fund's Investment Manager and Investment Adviser as of March 31, 1995 were as follows: 31,564 ordinary shares of Mercury Asset Management Group plc and 2,372 ordinary shares of S.G.Warburg Group plc. In addition, as of June 28, 1995, Mr. Oldfield owned beneficially with sole and investment power 4,000 shares of the Fund.

     Mr. Golann is a director and Mr. Donald an officer of the Fund's Investment Adviser. As of June 13, 1995, Mr. Donald owned beneficially with sole voting and investment power 12,185 shares of Mercury Asset Management Group plc.


The executive officers of the Fund are elected by the Board of Directors.

     While the Fund is a Maryland corporation, Sir Arthur Bryan, Mr. Peter Stormonth Darling, and Mr. Richard J. Oldfield are not residents of the United States and substantially all of their assets may be located outside of the United States. As a result, it may be difficult for U.S.investors to effect service of process upon them within the United States or to realize judgments against them of courts of the United States predicated upon civil liabilities under the Federal securities laws of the United States.

     On June 1, 1995, the officers and directors of the Fund as a group owned beneficially 37,626 shares, or less than .94% of the Fund's outstanding shares.

     As of December 31, 1991, the date of its filing with the Securities and Exchange Commission of a statement on Schedule 13G, Stichting Philips Pension Funds, Eindhoven, Netherlands, indicated that it held 284,100 shares of the Fund (7.1% of the outstanding shares). As of June 28, 1995, no other person, to the knowledge of the management of the Fund, owned beneficially more than 5% of the outstanding shares of the Fund.

		 THE BOARD OF DIRECTORS RECOMMENDS A VOTE
		   FOR ALL OF THE NOMINEES LISTED ABOVE

				PROPOSAL 2

     Ratification or Rejection of Selection of Independent Accountants

     Pursuant to the 1940 Act, a majority of the directors of the Fund who are not "interested persons" of the Fund have selected Ernst & Young LLP as independent accountants for the Fund for the fiscal year ending March 31, 1996. Ernst & Young LLP has advised the Fund that neither that firm nor any of its partners have any direct or indirect material financial interest in the Fund. In accordance with the By-Laws of the Fund and the 1940 Act, this selection is being presented to stockholders for ratification or rejection. A representative of Ernst & Young LLP will be present at the 1995 Annual Meeting and will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

	    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
	  RATIFICATION OF THE REAPPOINTMENT OF ERNST & YOUNG LLP

				PROPOSAL 3

	    Amendment and Restatement of the Charter to Convert
		   the Fund from a Closed-End Investment
		 Company to an Open-End Investment Company

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 3


I.   Background of the Proposal

     The Fund's prospectus dated August 6, 1987 provides that, in the event the Fund's shares trade at an average discount from net asset value exceeding 10% on the last day of the first 12 weeks of a year, the Fund must submit to its stockholders at the next annual meeting a proposal to amend the Fund's charter to provide that, upon the adoption of an amendment by holders of two-thirds of the Fund's outstanding shares, it will convert to an open-end investment company.

     During the first 12 full weeks of this year, the Fund's shares traded at an average discount from net asset value of 15.99%, thus exceeding the 10% threshold described above and triggering the proposal to convert the Fund to an open-end investment company. As of June 2, 1995, as reported in The Wall Street Journal, the Fund's shares traded at a discount from net asset value of 18.18%. On June 7, 1995, the Board of Directors of the Fund met to consider the advisability of passing a charter amendment that would convert the Fund from a closed-end investment company to an open-end investment company.
Section 2-602 of the Maryland corporation law requires that if a board of directors proposes a charter amendment it must adopt a resolution declaring the amendment advisable. Consequently, in order to present the charter amendment to stockholders (as required by the charter), the Board adopted a resolution declaring the charter amendment advisable. However, after receiving advice from legal counsel concerning the advantages and disadvantages of both closed-end and open-end investment companies, considering the relatively low vote in favor of open-ending that was received in each of the last three annual stockholders' meetings for years in which the discount from net asset value was greater than 10% (16.10% in 1992, 28.44% in 1991 and 20.20% in 1990), when the then most recent trading discounts from net asset value reflected in the Fund's respective proxy statements were 12.56%, 13.37% and 17.03%, after consulting with the Investment Adviser who recommended that the Fund remain a closed-end investment company at this time, and after considering the fact that the Fund has outperformed the FTA-All Share Index in each of the past three years, the Board of Directors determined that it is in the best interest of stockholders to have the Fund remain a closed-end fund at this time. Accordingly, the Board adopted a resolution to recommend to stockholders that they vote against the charter amendment that would convert the Fund from a closed-end investment company to an open-end investment company. The recommendation of the Investment Adviser was, and is, based, among other things, on its belief that the discount from net asset value does not warrant the fundamental change in investment strategy of the Fund that would result if the Fund were to open-end. The discount from net asset value at which the Fund's shares are traded has increased from 18.18% on June 2, 1995 to 18.34% on June 23, 1995, as reported in The Wall Street Journal (a change of 0.88%). Over the same period, based on reports in The Wall Street Journal, the non-weighted average discount for the other 15 European country funds listed on the New York Stock Exchange increased from 16.59% to 18.88% (a change of 13.80%). The discount of 18.34% for the Fund is 2.86% lower than the average discount of 18.88% for the other 15 European country funds.

     The factors considered by the Board in making its recommendation are discussed below and the Board encourages stockholders to review these factors to make their own determination on the appropriateness of converting the Fund to an open-end investment company.

II.  Comparison Between Closed-End and Open-End Investment Companies

     The Fund is currently a closed-end fund. As such, it neither redeems its outstanding shares of stock nor continuously offers new stock for sale; thus, it operates with a relatively fixed capitalization. The Fund's shares of stock are traded on the New York Stock Exchange. Open-end funds (also known as "mutual funds") issue redeemable shares entitling stockholders to tender for their proportionate share of a fund's net asset value. Also, open-end funds generally issue new shares at the fund's net asset value.

     In addition to the definitional difference between closed-end and open-end funds, several significant distinctions exist which tend to favor one type or the other in terms of advantages or disadvantages to the stockholder, although gray areas certainly exist. Grouped in this manner, some of the legal, operational and practical differences between closed-end and open-end investment companies are as follows:

     Closed-End Fund Advantages and/or Open-End Fund Disadvantages

     (1) Portfolio management. Whereas closed-end funds can be fully invested, open-end funds generally maintain some buffer of highly liquid assets or cash to meet net redemptions to avoid liquidating portfolio securities at an inopportune time. Closed-end funds, therefore, may invest with greater emphasis on longer-term appreciation.

     (2) New York Stock Exchange listing. The Fund is currently listed on the New York Stock Exchange ("NYSE"). It is believed in some investment circles that a fund listing on a U.S. stock exchange, and in particular the NYSE, is a valuable asset, especially in terms of attracting non-U.S. investors. In addition, certain investors, such as pension funds, have internal restrictions on the amount of their portfolio which can be invested in non-listed securities. Conversion to an open-end fund would require immediate de-listing of the Fund from the NYSE.

     (3) Blue sky restrictions and costs. Because the Fund is listed on the NYSE, it is not subject to the securities laws of most states. As an open-end fund no longer listed on the NYSE, it will be required to observe certain state investment limitations from which it is now exempt. While state investment limitations probably would not require changing fundamental policies of the Fund and may not have a significant impact on the Fund's investment operations, there is a cost of registering in the states, as noted below in paragraph (3) of Open-End Fund Advantages and/or Closed-End Fund Disadvantages.

     (4) Underwriting costs. If the Fund converts to open-end status it will need to sell new shares; otherwise redemptions will cause the Fund to become a diminishing asset. A principal underwriter will be needed for selling the new shares. The cost of the underwriting would be paid either by purchasers (in the case of a front-end load) or by current stockholders (in the case of a Rule 12b-1 distribution plan, which would require separate stockholder approval). Redemption fees and contingent deferred sales charges may also be employed. In any case, a selling effort is likely to result in increased costs to the Fund.

     (5) Leverage; Raising capital. The ability to borrow is more restricted in the case of open-end funds than it is in the case of closed-end funds. Closed-end funds can also issue preferred stock, not permitted to open-end funds. The Fund has not to date utilized this additional flexibility. Further, although open-end funds generally maintain that their ability to sell shares at any time that results from their being priced at net asset value produces efficiencies, others have suggested that large net purchases often occur around market highs and net redemptions around market lows, inopportune times to invest or liquidate portfolio positions, respectively. In a falling market situation, for example, redemptions increase and liquidations in the open-end fund portfolio must increase to meet those redemptions. In the event temporary investments and borrowings are exhausted, the result may be that the more liquid blue chip securities will be sold, leaving the open-end fund with the less-liquid, lower-grade securities.

     Open-End Fund Advantages and/or Closed-End Fund Disadvantages

     (1) Redeemability of shares. Open-end funds are required to redeem their shares at the holder's option on seven days' notice. This enables holders to realize promptly the full value of the underlying assets. An open-end fund thus eliminates the possibility of realizing a premium as well as the possibility of suffering a discount on sale. Of course, a stockholder of the Fund who participates in the dividend reinvestment plan currently benefits from lower reinvestment prices because of the discount. If the proposal to open-end the Fund is approved, the current discount on the Fund's shares will most likely be reduced prior to the date the Fund converts to an open-end fund because the market, in anticipation of the ability to redeem shares at net asset value, will most likely cause the market price for the Fund's shares to increase to net asset value.

     (2) Raising capital. A closed-end fund trading at a discount may not be able to raise capital through share sales when it believes further investment would be advantageous because the 1940 Act restricts the ability of a closed-end fund to sell its shares at a price below net asset value. Open-end funds, on the other hand, are priced at net asset value and therefore can sell additional shares at any time. Open- end funds generally maintain that this ability to raise new money achieves greater economies of scale and improves investment management although, as noted above in paragragh (5) of Closed-End Fund Advantages and/or Open-End Fund Disadvantages, others dispute this contention.

     (3) NYSE fee. As an open-end fund, the Fund will no longer be listed on the NYSE. The Fund will thus save the annual NYSE fee of $16,175 but will, as a result of de-listing, have to pay the state blue sky fees discussed above, which could range from $20,000 to $50,000 annually, depending on the channel of distribution of the Fund's shares.

     (4) Annual stockholder meetings. If the Fund remains a closed-end fund, it is subject to NYSE rules requiring annual meetings of stockholders. If the 10% average discount continues, the Fund will be required to present to stockholders the vote to open-end the Fund at each annual meeting. If the Fund does become an open-end fund, annual stockholder meetings will be eliminated except when required for certain 1940 Act votes, saving the Fund the cost of these meetings.

     (5) Reporting of net asset value. As an open-end fund, net asset value would be reported daily (as contrasted to weekly at present). Computing net asset value on a daily basis will be more expensive for the Fund than only having it computed on a weekly basis.

     (6) Stockholder services. Open-end funds typically provide more services to stockholders than closed-end funds. One service that is generally offered by open-end funds is enabling stockholders to transfer their investment from one fund into another fund which is part of a family of open-end funds at little or no cost to the stockholders. This permits the exchange of shares at relative net asset value when the holder's investment objectives change. There does not currently exist a family of funds that the Fund could be a part of and no assurance can be given that a family of funds will be available in the future. Other services that could be offered include use of the Fund for retirement plans and permitting purchases and sales of shares in convenient amounts. There are, of course, additional costs for these services which must be weighed against the anticipated benefit of the particular service.

     In addition to the relative inherent qualities of closed-end and open-end investment companies, certain negative results will necessarily derive from the act of conversion itself:

     (1) Redemption expenses. Net redemptions are probable immediately after open-ending the Fund, although the redemption fee mentioned below may reduce the number of redemptions that would otherwise occur. Redemptions will result in increased brokerage expense and increased recognition of taxable gains and losses. These redemptions could reduce the Fund to a size smaller than is economically viable, resulting in a decision to terminate and liquidate the Fund. At a minimum, the expense ratio will increase because the cost of many services will remain the same although the size of the Fund will have decreased.

     (2) Capital gains. The treatment of capital gains required under U.S. tax law can be very onerous to non-redeeming stockholders in the event of the Fund's conversion to an open-end fund. To raise cash to satisfy redeeming stockholders, the Fund would be required to sell portfolio securities. If the Fund's basis in the portfolio securities sold is less than the sale price obtained, net capital gain may be realized. U.S. tax law imposes both an income tax and an excise tax on net capital gain unless the Fund distributes net capital gain to all stockholders, including non-redeeming stockholders. Two negative results occur: first, non-redeeming stockholders recognize a greater amount of capital gain than would otherwise be the case; and, second, to make the capital gain distribution, the Fund may need to sell additional portfolio securities, thereby reducing further the size of the Fund and, possibly, creating additional capital gain.

     (3) Conversion costs. Conversion would be expensive, requiring legal, accounting and other expenses of establishing a new structure. Although the Board has been advised that the cost of conversion would be at least $300,000, or $0.07 cents per share, it is unable to determine at this time the actual costs that would be involved and it believes that the costs could be substantially higher.

III. Measures to be Adopted in the Event the Fund Becomes an Open-End Fund

     In the event that a sufficient number of stockholders vote for the proposal to open-end the Fund, the Board will convene and consider the method and time period for the conversion of the Fund into an open-end investment company. The Board would currently project that a period of six to nine months would be necessary to effectuate the conversion. The Board, however, has already determined that in this event a redemption fee of 1% will be imposed for redemptions (whether in cash or in-kind) occurring within the first six months of the change in status of the Fund. This redemption fee is similar to that imposed by other funds which have converted into open-end funds and is a method of reducing the number of immediate redemptions and offsetting the cost of liquidations.

     In addition, in order to reduce the problem of recognition of capital gains discussed above, the Board has determined that aggregate redemptions by any single investor or related group of investors in an amount greater than $250,000 occurring within the first three months of the conversion of the Fund to an open-end fund, will be made in securities held by the Fund. This payment-in-kind will shift the brokerage cost of liquidating those securities to the redeeming stockholder and will reduce the recognition of capital gain by the Fund and non-redeeming stockholders. Any in-kind distributions will be done on an across-the-board basis, to the extent practicable, to avoid partiality in the selection of securities to be distributed.

     In the event that the requisite stockholder vote to open-end the Fund is received, the Board will consider other methods of easing the transition into becoming an open-end fund. These methods will be adopted if the Board finds that they are in the best interest of stockholders.

     In the event that the requisite stockholer vote to open-end the Fund is received, the Articles of Incorporation will be amended and restated as set forth in Schedule I, attached hereto. The Amendment and Restatement will be filed in Maryland at the time the conversion is implemented.

IV.  Further Considerations

     The Board believes that the decision to convert to an open-end format will eliminate the discount to net asset value but may reduce the potential long-term investment return on the Fund's shares and could, in the event of significant capital outflow, result in the liquidation of the Fund. Conversion to an open-end fund has been done by other funds generally in extreme circumstances (as a defense against a hostile bid, to remedy a significant discount from net asset value (for example a 40% discount), etc.). In the view of the Board, there does not appear to be any circumstance that would warrant the fundamental change in investment strategy of the Fund. Rather, the Board believes that conversion to an open-end fund would hamper the investment strategy of the Fund. There are many opportunities in the United Kingdom to invest in smaller market capitalization stocks which historically have outperformed larger companies. Such holdings of "special situation" stocks, though, can only be acquired gradually over a long period of time and would be particularly vulnerable to high levels of redemptions. The Board believes that the decision to convert to an open-end format may result in a fundamental change in the Fund's investment strategy, which may preclude the Fund from realizing the long-term potential of these special situation stocks. The Board believes that the Fund is successfully implementing this strategy as the Fund has outperformed the FTA-All Share Index in each of the past three years. The Board considers its judgment on the above issues supported by and reflective of the wishes of stockholders, whose unwillingness to open-end the Fund was evidenced by the relatively low favorable vote on the issue in each of the last three annual stockholders' meetings for years in which the discount was greater than 10% (16.10% in 1992, 28.44% in 1991 and 20.20% in 1990 in favor of open-ending).

     In order to enhance stockholder value, the Board considered at its June 7, 1995 meeting methods of reducing the discount from net asset value. Some of the methods considered were open market purchases of shares, merger with another fund and liquidation of the Fund. At this time the Board does not believe that any of these methods are appropriate, but will continue with the effort to improve communication with the investment community, in particular, analysts and brokers. Management will continue a program of regular visits to analysts specializing in the closed-end fund sector and hopes that these efforts will create greater demand for the Fund's shares and help reduce the Fund's discount. If the Fund's shares, however, continue to trade at a discount and that discount is greater than 10% during next year's test period, the Board and stockholders will have an opportunity to again consider converting the Fund to an open-end investment company.

     In light of the above, the Board believes at this time that the closed-end format continues to be more appropriate to the Fund's character and investment objective than the open-end format.

			       OTHER MATTERS

The Investment Manager and the Investment Adviser

     The Fund's Investment Manager is Warburg Investment Management International (Jersey) Limited and its Investment Adviser is Warburg Investment Management International Limited (individually, the "Investment Manager" and the "Investment Adviser", respectively, and together the "Advisers"). The Investment Manager is a wholly-owned subsidiary of the Investment Adviser, which in turn is a wholly-owned subsidiary of Mercury Asset Management plc, one of the largest investment managers in Europe. It is headquartered in London, England, at 33 King William Street, EC4R 9AS and is a wholly-owned subsidiary of Mercury Asset Management Group plc ("MAM") of the same address.

     Currently, MAM is 75% owned by S.G.Warburg Group Asset Management Holdings Ltd., which is wholly owned by S.G.Warburg Group plc ("Warburg Group"), a holding company whose operating subsidiaries provide a diversified range of financial services and whose shares are listed on the London Stock Exchange. At an Extraordinary General Meeting held on June 1, 1995, the shareholders of Warburg Group approved the sale of the investment banking business of Warburg Group to Swiss Bank Corporation. The completion of the sale, which is still subject to various regulatory consents and other conditions, is expected to take place shortly. The proposed sale will be followed by a Scheme of Arrangement, the effect of which will be that MAM will become a fully independent company, 25% owned by MAM minority shareholders with the balance held by Warburg Group shareholders, who, prior to the sale, indirectly owned the same shares. Consequently, there will be no "change of control" of MAM, the Investment Manager or Investment Advisor and none of those entities expect these changes to affect the Fund or its shareholders in any significant manner (other than possible name changes of the Investment Manager and Investment Advisor because of the loss of the right to use the "Warburg" name).

     The Investment Manager is a corporation organized under the laws of Jersey (Channel Islands), with its principal office at Forum House, Grenville Street, St. Helier, Jersey JE4 8RL, Channel Islands. The Investment Manager was formed in January 1983 for the purposes of providing investment advisory and management services for international portfolios desiring to utilize the services of the Investment Adviser and is registered as an investment adviser with the Securities and Exchange Commission. The Investment Manager's other clients include individuals, a charitable organization and a registered investment company, The Europe Fund, Inc. The Investment Adviser is a corporation incorporated in 1981 under the Companies Act of Great Britain with its registered office and principal place of business at 33 King William Street, London EC4R 9AS, England. The Investment Adviser is registered as an investment adviser with the Securities and Exchange Commission and is regulated by the United Kingdom's Investment Management Regulatory Organization Ltd. The Investment Adviser's advisory clients include charitable organizations, corporations and pension plans. The Investment Adviser has also entered into a sub-advisory contract with the Investment Manager to provide advisory services to The Europe Fund, Inc.

     The Advisers now act as investment adviser or sub-investment adviser for other persons and entities and may, under agreements with the Fund, act as investment adviser or sub-investment adviser to other registered investment companies.

     Messrs. Frank P. Le Feuvre, Robin E.R. Rumboll and Richard J. Oldfield are the directors of the Investment Manager. Mr. John Gillespie is the Secretary of the Investment Manager. The address of Mr. Le Feuvre and Mr. Gillespie is Forum House, Grenville Street, St. Helier, Jersey JE4 8RL, Channel Islands. The address of Mr. Rumbol is Windsor House, St. Lawrence, Jersey, Channel Islands.

     Ms. C. Consuelo Brooke and Messrs. Steven W. Golann, Roderick J. MacLeod,
J. Eric Nelson and David M.F. Scott are the directors of the Investment Advisor. Mr. Peter Stormonth Darling is Chairman, Mr. Charles B. Farquharson is Secretary and Mr. Richard J. Oldfield is Managing Director, of the Investment Advisor. The address of Ms. Brooke and Messrs. Darling, Farquharson, MacLeod, Scott and Oldfield is 33 King Willian Street, London, EC4R 9AS, England. The address of Mr. Golann and Mr. Nelson is 780 Third Avenue, 34th Floor, New York, NY 10017, USA.

The Investment Management Agreement and the Investment Advisory Agreement

     Under the Investment Management Agreement dated as of August 4, 1987 between the Fund and the Investment Manager, the Investment Manager, on the basis of advice given by the Investment Adviser, will structure the Fund's portfolio, manage the Fund's investments and make investment decisions on behalf of the Fund in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision, review and direction of the Board of Directors.

     Under the Investment Advisory Agreement dated as of August 4, 1987 between the Investment Manager and the Investment Adviser, the Investment Adviser will advise the Investment Manager with respect to the investment and reinvestment of the assets of the Fund in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision, review and direction of the Board of Directors.

     Under the Agreements, the Investment Manager or the Investment Adviser, with the consent of the Investment Manager, will select and place orders with brokers and dealers to execute portfolio transactions on behalf of the Fund and furnish to the Board of Directors periodic reports on the Fund's investment performance.

     The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 0.75% of the Fund's average weekly net assets up to $150 million and 0.65% of such assets in excess of $150 million based upon net asset value at the end of each week and payable at the end of each calendar month. For the fiscal year ended March 31, 1995, the Investment Manager earned from the Fund investment management fees totalling $385,675. The fee paid by the Fund to the Investment Manager is higher than that paid by most investment companies, although lower than the fee paid by most other closed-end investment companies which invest primarily in the securities of companies in foreign countries. Pursuant to the Investment Advisory Agreement, the Investment Adviser is paid by the Investment Manager a fee at the annual rate of 0.1875% of the net assets of the Fund.

     The Agreements provide that neither the Investment Manager nor the Investment Adviser will be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement or the Investment Advisory Agreement, respectively, relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance, or from reckless disregard by it, of its obligations and duties under the Agreements.

     Each of the Agreements provides that each party will bear all expenses of its employees and overhead incurred by it in connection with its duties under the Agreements. Each party (other than the Fund) further agrees to pay all salaries and fees of the Fund's directors and officers who are "interested persons" of that party. The Fund will bear all of its own expenses, including but not limited to: expenses of organizing the Fund; fees of the Fund's directors who are not "interested persons" of any other party; out-of-pocket travel expenses for all directors and officers in connection with their attendance at, and other expenses incurred by the Fund relating to, directors' or committee meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining the listing of the Fund's shares on the New York Stock Exchange; membership dues to professional organizations; and expenses of stockholders' meetings and preparing and distributing proxies and reports to stockholders.

     Both the Investment Management Agreement and the Investment Advisory Agreement were approved by the stockholders of the Fund on October 20, 1988. The Board of Directors at a meeting on June 7, 1995 approved unanimously the continuation of the Agreements. At the same meeting the Agreements were approved unanimously by the directors who are not "interested persons" of the Fund. Each Agreement may be terminated at any time by the Fund on 60 days' written notice, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund. Each Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act. The Investment Adviser may terminate the Investment Advisory Agreement without penalty on 90 days' written notice to the Fund and the Investment Manager. In addition, the Investment Manager may terminate the Investment Management Agreement on 90 days' written notice to the Fund and the Investment Advisory Agreement on 90 days' written notice to the Fund and the Investment Adviser.

Securities Transactions For and With the Fund

     Total brokerage commissions paid by the Fund amounted to $11,989 for the fiscal year ended March 31, 1995. The rate of total portfolio turnover of the Fund for the fiscal year ended March 31, 1995 was 19.73%.

     The Investment Manager is responsible for the selection of brokers to execute the Fund's portfolio transactions. In placing such transactions, the Investment Manager will seek to obtain best execution for the Fund, taking into account factors such as price, commission, size of order, difficulty of execution, skill required of the broker and investment market and statistical information provided by the broker. In seeking best execution of its transactions, the Fund may employ several different brokers, including brokers affiliated with the Fund, the Investment Manager or the Investment Adviser. The Fund's policy requires that commissions paid to affiliates be reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. For the fiscal year ended March 31, 1995, the Fund paid no commissions to any such affiliated brokers.

     Orders may be placed with brokers and banks who supply research to the Fund, the Investment Manager and the Investment Adviser. The research may be used by the Investment Manager and the Investment Adviser in advising other clients, and the Fund's commissions to brokers supplying research may not represent the lowest obtainable commission rates. Although the Fund may receive research from brokers or banks affiliated with the Investment Manager or the Investment Adviser, the Fund will not pay any higher commission to any of these entities than would have been paid if that affiliated entity had not provided any research.

     The Fund cannot engage in principal transactions with the Investment Manager, the Investment Adviser or their affiliates.

Administrator

     The Fund's Administrator is Bear Stearns Funds Management Inc., which is headquartered at 245 Park Avenue, 8th Floor, New York, New York, 10167.

General

     The Management of the Fund does not intend to present to the meeting any business other than the matters stated above. As of the date of this proxy statement, the Management of the Fund was not aware of any other matters which might be presented for action at the meeting. If any matter not referred to in the enclosed proxy should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

     The cost of soliciting proxies for the annual meeting will be borne by the Fund. In addition to the solicitation by mail, the Fund's officers may solicit proxies personally, for which they will receive no special compensation. The Fund also has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies for a fee of $6,500, plus out-of-pocket expenses. The Fund may reimburse brokers or persons holding stock in their names or in the name of their nominees for their expenses in sending proxy material to the beneficial owners.

     In the event that sufficient votes in favor of any of the items set forth in the notice of annual meeting of stockholders are not received by the time scheduled for the annual meeting of the stockholders, the persons named as proxies may propose one or more adjournments of such annual meeting to permit further solicitation of proxies with respect to any such items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of such annual meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment, if proposed, those proxies which they are entitled to vote in favor of such items and against such adjournment those proxies required to be voted against such items.

     In order for any stockholder proposal to be included in the Fund's proxy statement and form of proxy for the Fund's 1996 annual meeting of stockholders, the stockholder proposal must be received by the Fund on or before March 15, 1996 and must satisfy other applicable legal requirements.

					  By order of the Board of Directors,



					  ANTHONY M. SOLOMON
					  Chairman of the Board
New York, New York
July 14, 1995

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							  SCHEDULE I


			 THE UNITED KINGDOM FUND INC.

			     AMENDED AND RESTATED
			   ARTICLES OF INCORPORATION

     FIRST: I, Alan P. Goldberg, whose post office address is 450 Lexington Avenue, New York, New York 10017, being at least eighteen years of age, do under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, associate myself as incorporator with the intention of forming a corporation.

     SECOND: The name of the corporation (which is hereinafter called the "Corporation") is:

		       The United Kingdom Fund Inc.

     THIRD:  Corporate Purposes.

     (a) The purposes for which and any of which the Corporation is formed and the business and objects to be carried on and promoted by it are:

	 (1) To act as an open-end, management investment company under the Investment Company Act of 1940, as amended.

	 (2) To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

	 (3) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by the General Laws of the State of Maryland and by these Articles of Incorporation, as the Board of Directors may determine; provided, however, that the value of the consideration per share to be received by the Corporation upon the sale or other disposition of any shares of its capital stock shall not be less than the net asset value per share of such capital stock outstanding at the time of such event.

	 (4) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the General Laws of the State of Maryland and by these Articles of Incorporation.

	 (5) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article or to any other business at the time or theretofore engaged in by the Corporation.

	 (6) To do any and all additional acts and to exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

     (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

     FOURTH:  Address and Resident Agent.

     The post office address of the principal office of the Corporation in the State of Maryland is The Prentice-Hall Corporation System, Maryland, 929 North Howard Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation in the State of Maryland is The
Prentice-Hall Corporation System, Maryland, whose post office address is 929 North Howard Street, Baltimore, Maryland 21201.

     FIFTH:  Capital Stock.

     (a) The total number of shares of stock which the Corporation shall have authority to issue is fifteen million (15,000,000) shares, all of one class called Common Stock of one cent ($.01) par value each, having an aggregate par value of $150,000.

     (b) At all meetings of stockholders, each stockholder of the Corporation shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation on the date fixed in accordance with the By-Laws for determination of stockholders entitled to vote at such meeting. Any fractional share shall carry proportionately all the rights of a whole share, including the right to vote and the right to receive dividends and distributions.

     (c) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a majority or other designated proportion of the shares, or to be otherwise taken or authorized by a vote of the stockholders, and subject to Articles Eighth and Ninth, such actions shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority or other designated proportion of the total number of shares outstanding and entitled to vote thereon pursuant to the provisions of the charter of the Corporation.

     (d) No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation of any class or any other security of the Corporation which it may issue or sell (whether out of the number of shares authorized by the charter of the Corporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise).

     (e) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter of the Corporation.

     SIXTH:  Board of Directors.

     The number of Directors of the Corporation shall be fixed by the By-Laws and shall be not less than three. The names of the current directors of the Corporation are: Anthony M. Solomon, George F. Bennett, Livio Borghese, Sir Arthur Bryan, Peter Stormonth Darling, Leon Levy, J. Murray Logan and James S. Martin.

     The By-Laws of the Corporation may (1) fix the number of Directors at a number other than that fixed in the charter of the Corporation and (2) authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of Directors fixed by the charter of the Corporation or by the By-Laws within a limit specified in the By-Laws and to fill the vacancies created by any such increase in the number of Directors. Unless otherwise provided by the By-laws of the Corporation, the Directors of the Corporation need not be stockholders thereof.

     To the full extent permitted by applicable law, no Director of the Corporation shall be personally liable to the Corporation or its stockholders for money damages by reason of being or having been a director of the Corporation or by reason of serving or having served the Corporation in any other capacity. No amendment or repeal of this Article Sixth of the charter of the Corporation shall have the effect of increasing the liability of any Director of the Corporation for or in respect of any acts or omissions of such Director occurring prior to such amendment or repeal.

     SEVENTH:  Management of the Affairs of the Corporation.

     (a) All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by the charter of the Corporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

     (b) The Board of Directors shall have the power to make, alter or repeal the By-Laws of the Corporation except to the extent that the By-Laws otherwise provide. The By-Laws may provide that meetings of the stockholders may be held at any place in the United States provided in, or fixed by the Board of Directors pursuant to, the By-Laws. The By-Laws may also provide for the conduct of meetings of the Board of Directors or committees thereof by means of a telephone conference circuit.

     (c) The Board of Directors shall have power from time to time to authorize payment of compensation to the Directors for services to the Corporation, as provided in the By-Laws, including fees for attendance at meetings of the Board of Directors and of committees.

     (d) The Board of Directors shall have power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them shall be open to the inspection of stockholders; and no stockholder shall have the right to inspect any account, book or document of the Corporation except at such time as is conferred by statute or the By-Laws.

     (e) Both stockholders and Directors shall have power, if the By-Laws so provide, to hold their meetings and to have one or more offices, within or without the State of Maryland and to keep the books of the Corporation (except as otherwise required by statute) outside the State of Maryland, at such places as from time to time may be designated by the By-Laws or the Board of Directors.

     EIGHTH:  Special Vote Requirements.

     Notwithstanding any other provisions of this Charter, a favorable vote of the holders of at least two-thirds of the shares of the Corporation then entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation of the Corporation with any other corporation or share exchange transaction in which the Corporation is not the surviving corporation, (ii) a sale of all or substantially all of the assets of the Corporation (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of the Corporation, unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the By-Laws.

     NINTH:  Reservation of Right to Amend.

     From time to time any of the provisions of the charter of the Corporation, with the exception of Articles Third, Eighth and this Article Ninth, may be amended, altered or repealed (including any amendment which changes the terms of any of the outstanding stock by classification, reclassification or otherwise) upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and other provisions which might under the statutes of the State of Maryland at the time in force be lawfully contained in the charter of the Corporation may be added or inserted upon the vote of the holders of a majority of the shares of Common Stock of the Corporation at the time outstanding and entitled to vote; and all rights at any time conferred upon the stockholders of the Corporation by the charter of the Corporation are granted subject to the provisions of this Article Ninth. The provisions of Article Third may be amended, altered or repealed only upon the vote of the holders of a majority of the outstanding voting securities of the Corporation, as defined in the Investment Company Act of 1940. The provisions of Article Eighth and this Article Ninth may be amended, altered or repealed only upon the vote of the holders of two-thirds of the outstanding shares of Common Stock of the Corporation.

     TENTH:  Redemption.

     Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash or in-kind by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation.

     ELEVENTH:  Duration.

     The duration of the Corporation shall be perpetual.


		       THE UNITED KINGDOM FUND INC.

				 P R O X Y

	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

	    ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 8, 1992

     The undersigned, revoking previous proxies, hereby appoints Anthony M. Solomon, Steven W. Golann and James M. Donald, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of common stock of The United Kingdom Fund Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The United Kingdom Fund Inc. to be held at 277 Park Avenue, Third Floor, New York, New York, on September 19, 1995 at 10:00 A.M., New York city time, and at any and all adjournments thereof.


			(Continued on reverse side)


Please mark boxes or X in blue or black ink. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items 1 and 2 and AGAINST item 3 below.

1 -- ELECTION OF DIRECTORS. [ ] FOR ALL NOMINEES LISTED BELOW
			  (except as marked to the contrary below)
			    [ ] WITHHOLD AUTHORITY
			  (to vote for all nominees listed below)

   Anthony M. Solomon, George F. Bennett, Livio Borghese, Sir Arthur Bryan, Peter Stormonth Darling, Leon Levy, J. Murray Logan and James S. Martin.

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).


2 -- RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS
     FOR THE FISCAL YEAR ENDING MARCH 31, 1996:

	 FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3 -- AMENDMENT AND RESTATEMENT OF THE CHARTER TO CONVERT THE FUND FROM A
     CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY:

	 FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
						 Please mark, date and sign as
						 your name appears and return
						 in the enclosed envelope. If
						 acting as executor,
						 administrator, trustee,
						 guardian, etc., you should so
						 indicate when signing. If the
						 signer is a corporation,
						 please sign the full
						 corporate name, by duly
						 authorized officer. If shares
						 are held jointly, each
						 stockholder named should
						 sign.

						 The undersigned hereby
						 acknowledges receipt of a
						 copy of the accompanying
						 notice of meeting and proxy
						 statement and hereby revokes
						 any proxy or proxies
						 heretofore given.



						 -------------------------
						 Signature



						 -------------------------
						 Signature


						 Date ---------------, 1992


PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE - NO POSTAGE IS REQUIRED